UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 19, 2005
MICROMED CARDIOVASCULAR, INC.
(Exact name of registrant specified in charter)

Delaware	000-51487	98-0228169

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8965 Interchange Drive
Houston, Texas 77054
(Address of principal executive offices) (Zip Code)
(713) 838-9210
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On December 19, 2005, Cornelius T. Ryan resigned from the Company’s Board of Directors.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROMED CARDIOVASCULAR, INC.
Date: December 19, 2005	By:	/s/ Travis E. Baugh
Travis E. Baugh
Chief Executive Officer (Duly Authorized Officer)